June 26, 2019

DBX ETF TRUST

Xtrackers S&P 500 ESG ETF (SNPE)

(the “Fund”)

Supplement to the Fund’s Prospectus and SAI, each dated April 10, 2019 and as each may be supplemented from time to time

Effective June 26, 2019, shares of Xtrackers S&P 500 ESG ETF are being offered for purchase.

The following information replaces similar disclosure under the “Fund Details – DIVIDENDS AND DISTRIBUTIONS” section of the Fund’s Statutory Prospectus:

DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Please retain this supplement for future reference.